Exhibit 99.1

China Direct Industries Provides Financial Outlook for Fiscal 2010 Ending September 30, 2010

Sees End Markets Improving and a Return to Profitability

Deerfield Beach, Fla., January 4, 2010 – China Direct Industries, Inc. (“China Direct Industries”) (NASDAQ: CDII), a U.S. owned holding company operating in China in two core business segments, pure magnesium production and distribution of basic materials, announced today its financial outlook for its fiscal 2010 year ending September 30, 2010.

As a result of improved visibility in the operations of its subsidiaries in China, coupled with continued price stabilization and improvement in demand in its magnesium segment, management has decided to reinitiate providing an annual financial outlook.  Management sees improvement across all its business areas resulting in revenues for the full fiscal year of 2010 ranging between $130 and $150 million with net income ranging from $8 to $10 million.  This guidance is predicated on management’s belief that magnesium prices and demand will continue to gradually improve in fiscal 2010.  Management also believes its consulting operations will improve significantly as global markets continue to strengthen for small to medium sized Chinese entities.

Commenting on its outlook, Dr. James Wang, Chairman and CEO of China Direct Industries, Inc. stated, “We have navigated the company through unprecedented difficulties and have worked diligently to remain in a solid financial position with operations capable of resuming growth when markets improve.  We believe that that time is on hand in 2010 and we intend to work diligently on a return to profitability and a resumption of growth for all our businesses in China and the U.S.  We are confident in our ability to deliver and optimistic that our end markets will continue to solidify and improve as we move throughout fiscal 2010.”

About China Direct Industries, Inc.

China Direct Industries, Inc. (NASDAQ: CDII), is a U.S. owned holding company operating in China in two core business segments, pure magnesium production and distribution and distribution of basic materials in China. China Direct Industries also provides advisory services to China based companies in competing in the global economy. Headquartered in Deerfield Beach, Florida, China Direct Industries operates 10 subsidiaries throughout China. This infrastructure creates a platform to expand business opportunities globally while effectively and efficiently accessing the U.S. capital markets. For more information about China Direct Industries, please visit http://www.cdii.net.

Contact Information:

For the Company:

China Direct Industries, Inc.
Richard Galterio or Lillian Wong
Investor Relations
Phone: 1-877-China-57
Email: richard.galterio@cdii.net
lillian.wong@cdii.net

DISCLOSURE NOTICE:

In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, China Direct Industries, Inc., is hereby providing cautionary statements identifying important factors that could cause our actual results to differ materially from those projected in forward-looking statements (as defined in such act). Any statements that are not historical facts and that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, indicated through the use of words or phrases such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “intends,” “plans,” “believes” and “projects”) may be forward-looking and may involve estimates and uncertainties which could cause actual results to differ materially from those expressed in the forward-looking statements. These statements include, but are not limited to, our guidance and expectations regarding revenues, net income and earnings, magnesium prices and demand and our consulting operations and performance. In addition, any such statements are qualified in their entirety by reference to, and are accompanied by, the following key factors that have a direct bearing on our results of operations:

•	Continued global economic weakness is expected to reduce demand for our products in each of our segments.
•	Fluctuations in the pricing and availability of magnesium and in levels of customer demand.
•	Changes in the prices of magnesium and magnesium-related products.
•	Our ability to implement our acquisition strategy of growing our business through increased magnesium production capacity and acquisitions.
•	Fluctuations in the cost or availability of coke gas and coal.
•	Loss of orders from any of our major customers.
•	The value of the equity securities we accept as compensation is subject to adjustment which could result in losses to us in future periods.
•	Our ability to effectively integrate our acquisitions and to manage our growth and our inability to fully realize any anticipated benefits of acquired business.
•
Our need for additional financing which we may not be able to obtain on acceptable terms, the dilutive effect additional capital raising efforts in future periods may have on our current shareholders and the increased interest expense in future periods related to additional debt financing.

•	Our dependence on certain key personnel.
•	Difficulties we have in establishing adequate management, cash, legal and financial controls in the PRC.
•	Our ability to maintain an effective system of internal control over financial reporting.
•
The lack various legal protections in certain agreements to which we are a party and which are material to our operations which are customarily contained in similar contracts prepared in the United States.

•	Potential impact of PRC regulations on our intercompany loans.
•	Our ability to assure that related party transactions are fair to our company.
•
Yuwei Huang, our executive vice president – magnesium, director and an officer of several of our magnesium subsidiaries and his daughter Lifei Huang is also an owner and executive officer of several companies which directly compete with our magnesium business.

•	The impact of a loss of our land use rights.
•	Our ability to comply with the United States Foreign Corrupt Practices Act which could subject us to penalties and other adverse consequences.
•	Limits under the Investment Company Act of 1940 on the value of securities we can accept as payment for our business consulting services.
•	Our acquisition efforts in future periods may be dilutive to our then current shareholders.
•	The risks and hazards inherent in the mining industry on the operations of our basic materials segment.
•	Our inability to enforce our rights due to policies regarding the regulation of foreign investments in China.
•	The impact of environmental and safety regulations, which may increase our compliance costs and reduce our overall profitability.
•	The effect of changes resulting from the political and economic policies of the Chinese government on our assets and operations located in the PRC.
•	The impact of Chinese economic reform policies.
•	The influence of the Chinese government over the manner in which our Chinese subsidiaries must conduct our business activities.
•	The impact on future inflation in China on economic activity in China.
•	The impact of any recurrence of severe acute respiratory syndrome, or SAR’s, or another widespread public health problem.
•	The limitation on our ability to receive and use our revenues effectively as a result of restrictions on currency exchange in China.
•	Delisting of our securities by NASDAQ from quotation on its exchange could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.
•	Recent substantial declines in the market price for shares of our common stock and continued highly volatile and wide market price fluctuations.

We caution that the factors described herein could cause actual results to differ materially from those expressed in any forward-looking statements we make and that investors should not place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of anticipated or unanticipated events or circumstances. New factors emerge from time to time, and it is not possible for us to predict all of such factors. Further, we cannot assess the impact of each such factor on our results of operations or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. This press release is qualified in its entirety by the cautionary statements and risk factor disclosure contained in our Securities and Exchange Commission filings, including our Transition Report on Form 10-K for the fiscal year ended September 30, 2009 and our reports on Form 10-Q.